Commitments and Contingencies	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

From time to time, we may be subject to other legal proceedings and claims in the ordinary course of business. For example, we are currently involved in various sets of Paragraph IV litigations in the U.S. and similar suits in Canada and France in respect of certain of our products. We are not aware of any such proceedings or claims that we believe will have, individually or in the aggregate, a material adverse effect on our business, results of operations, cash flows and financial condition.

15.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain of its offices, research laboratories and manufacturing facilities under operating leases with initial terms of one to twenty years, expiring through the year 2020. Certain of the leases contain provisions for extensions of up to ten years. These lease commitments are primarily related to the Company’s corporate headquarters and manufacturing facility in Massachusetts. As of March 31, 2011, the total future annual minimum lease payments under the Company’s non-cancelable operating leases are as follows:

Payment
Amount
(In thousands)

Fiscal Years:
2012	$13,258
2013	6,057
2014	3,734
2015	3,888
2016	3,704
Thereafter	13,922

44,563
Less: estimated sublease income	(14,891)

Total future minimum lease payments	$29,672

Rent expense related to operating leases charged to operations was approximately $5.4 million, $11.2 million and $11.7 million, for the years ended March 31, 2011, 2010 and 2009, respectively. These amounts are net of sublease income of $7.3 million, $3.5 million and $1.7 million earned in the years ended March 31, 2011, 2010 and 2009, respectively. In addition to its lease commitments, the Company has open purchase orders totaling $44.9 million at March 31, 2011.

License and Royalty Commitments

The Company has entered into license agreements with certain corporations and universities that require the Company to pay annual license fees and royalties based on a percentage of revenues from sales of certain products and royalties from sublicenses granted by the Company. Amounts paid under these agreements were approximately $0.5 million, $0.6 million and $0.9 million for the years ended March 31, 2011, 2010 and 2009, respectively, and were recorded as “Research and development” expense in the consolidated statements of operations and comprehensive (loss) income.

Litigation

From time to time, the Company may be subject to various legal proceedings and claims in the ordinary course of business. Although the outcome of litigation cannot be predicted with certainty and some legal proceedings and claims may be disposed of unfavorably to the Company, the Company does not believe that it is currently a party to any material legal proceedings.